UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 27, 2006
UROPLASTY, INC.
(Exact name of registrant as specified in charter)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)
Minnesota
(State or other jurisdiction of incorporation or organization)
2718 Summer Street NE
Minneapolis, Minnesota 55413-2820
(Address of principal executive offices)
612-378-1180
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Letter Agreement - Daniel Holman

Item 1.01 Entry into a Material Definitive Agreement
On March 27, 2006, we entered into an agreement with Daniel Holman, our Chairman, to amend his January 1, 2005 Employment and Consulting Agreement and extend the term of previously granted options.
We amended Mr. Holman’s employment agreement to allow him to pay his applicable withholding taxes in cash upon exercise of his 100,000 stock options or by instructing us to cancel a number of options equal in value to the statutory withholding taxes. Second, we agreed to extend the time for Mr. Holman to exercise 40,000 options that otherwise will expire on March 31, 2006 and 10,000 options that expired on December 31, 2005. Mr. Holman may now exercise these options through December 31, 2006.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.27	Letter Agreement dated March 27, 2006, between Uroplasty, Inc. and Daniel Holman (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: March 27, 2006

UROPLASTY, INC.
By:	/s/ Mahedi A. Jiwani
Mahedi A. Jiwani
Vice President, Chief Financial Officer and Treasurer